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                            VAN KAMPEN EXCHANGE FUND

                    SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE
                   PROSPECTUS DATED APRIL 23, 2004 AND TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 23, 2004

     The Prospectus and Statement of Additional Information are hereby supplemented as follows:

     The Managing General Partners of the Registrant have approved a reduction of the advisory fee rate of the Registrant. Under the new advisory fee rate, the Registrant pays the Adviser a monthly fee computed based upon an annual rate of 0.30% applied to the average net assets of the Registrant. The new advisory fee rate is effective November 1, 2004.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  EXCH SPT 11/04